Exhibit 99.1
Fastly Announces Fourth Quarter and Full Year 2024 Financial Results
Company reports record fourth quarter revenue of $140.6 million

SAN FRANCISCO — February 12, 2025 — Fastly, Inc. (NYSE: FSLY), a leader in global edge cloud platforms, today announced financial results for its fourth quarter and full year ended December 31, 2024.
“We are pleased to report record fourth quarter revenue, exceeding the high-end of our guidance range,” said Todd Nightingale, CEO of Fastly.
“Our platform strategy is delivering an accelerated innovation velocity and faster time to value for anyone building web experiences,” continued Nightingale. "We enter 2025 with a strengthened balance sheet, a motivated go-to-market team, and intense focus on efficient customer acquisition and long-term revenue growth.”

	Three months ended December 31,		Year ended December 31,
	2024	2023	2024	2023
Revenue	$140,579	$137,777	$543,676	$505,988
Gross margin
GAAP gross margin	53.4%	55.0%	54.4%	52.6%
Non-GAAP gross margin	56.5%	59.2%	57.8%	56.9%
Operating loss
GAAP operating loss	$(34,331)	$(42,584)	$(167,915)	$(198,028)
Non-GAAP operating loss	$(4,164)	$(2,268)	$(27,021)	$(36,679)
Net income (loss) per share
GAAP net loss per common share — basic and diluted	$(0.23)	$(0.18)	$(1.14)	$(1.03)
Non-GAAP net income (loss) per common share — basic and diluted	$(0.03)	$0.01	$(0.12)	$(0.17)
For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this press release.
Fourth Quarter 2024 Financial Summary
•Total revenue of $140.6 million, representing 2% year-over-year growth. Network services revenue of $110.1 million, representing flat year-over-year growth. Security revenue of $26.9 million, representing 4% year-over-year growth. Other revenue of $3.6 million, representing 63% year-over-year growth. Network services revenue includes solutions designed to improve performance of websites, apps, APIs, and digital media. Security revenue includes products designed to protect websites, apps, APIs, and users. Other revenue includes Compute and Observability solutions.
•GAAP gross margin of 53.4%, compared to 55.0% in the fourth quarter of 2023. Non-GAAP gross margin of 56.5%, compared to 59.2% in the fourth quarter of 2023.
•GAAP net loss of $32.9 million, compared to $23.4 million in the fourth quarter of 2023. Non-GAAP net loss of $3.8 million, compared to non-GAAP net income of $1.7 million in the fourth quarter of 2023.
•GAAP net loss per basic and diluted share of $0.23, compared to $0.18 in the fourth quarter of 2023. Non-GAAP net loss per diluted share of $0.03, compared to non-GAAP net income per diluted share of $0.01 in the fourth quarter of 2023.
Full Year 2024 Financial Summary
•Total revenue of $543.7 million, representing 7% year-over-year growth. Network services revenue of $427.7 million, representing 6% year-over-year growth. Security revenue of $103.0 million, representing 11% year-over-year growth. Other revenue of $12.9 million, representing 61% year-over-year growth. Network services revenue includes solutions designed to improve performance of websites, apps, APIs, and digital media. Security revenue includes products designed to protect websites, apps, APIs, and users. Other revenue includes Compute and Observability solutions.
•GAAP gross margin of 54.4%, compared to 52.6% in fiscal 2023. Non-GAAP gross margin of 57.8%, compared to 56.9% in fiscal 2023.

•GAAP net loss of $158.1 million, compared to $133.1 million in fiscal 2023. Non-GAAP net loss of $17.2 million, compared to $21.7 million in fiscal 2023.
•GAAP net loss per basic and diluted share of $1.14, compared to $1.03 in fiscal 2023. Non-GAAP net loss per basic and diluted share of $0.12, compared to $0.17 in fiscal 2023.
Key Metrics
•Enterprise customer1 count was 596 in the fourth quarter, up 20 from the third quarter of 2024.
•Fastly's top ten customers accounted for 32% of revenue in the fourth quarter compared to 40% in the fourth quarter of 2023. Revenue from the top ten customers declined 18% year-over-year compared to revenue growth of 16% year-over-year from customers outside the top ten.
•Last 12-month net retention rate (LTM NRR)2 decreased to 102% in the fourth quarter from 105% in the third quarter of 2024.
•Remaining performance obligations (RPO)3 were $244 million, up 4% from $235 million in the third quarter of 2024.
•Annual revenue retention rate (ARR)4 was 99.0% in 2024, decreasing from 99.2% in 2023.
Fourth Quarter Business and Product Highlights
•Refinanced a portion of our outstanding convertible debt, raising $150 million of 7.75% convertible senior notes with a 100% conversion premium due in 2028 and repurchased $158 million in principal amount of our existing 0% convertible notes due in 2026 for approximately $0.95 on the dollar.
•Fastly named a Leader in the IDC MarketScape: Worldwide Edge Delivery Services 2024 Vendor Assessment (November 2024). This is the second time Fastly has been named a Leader in an IDC MarketScape report.
•Fastly named to the 2025 Newsweek Excellence Index, a list of the top 1000 companies that have demonstrated best practices in stakeholder ratings, social responsibility, and financial responsibility.
•Fastly Bot Management won a 2025 DEVIES Award for the Best Innovation in AppSecOps.
•Customer packages grew over 60% year-over-year and those involving new logos grew 70% year-over-year. In 2024, customer packages grew over 150%.
•Launched Fastly DDoS Protection to automatically detect and mitigate disruptive and distributed attacks against applications and APIs.
•Released Fastly AI Accelerator to GA and expanded compatibility to leading LLMs, including OpenAI ChatGPT and Google Gemini.
•Launched Fastly Object Storage, an S3-compatible large object storage solution with zero egress fees, allowing users to store and access large files with a familiar footprint.
•Added Log Explorer & Insights to Fastly Observability packages to help users unlock valuable insights within log data.
•Made it easier for customers to purchase Fastly products with in-app purchases for Fastly DDoS Protection, Object Storage, and AI Accelerator.

First Quarter and Full Year 2025 Guidance

	Q1 2025	Full Year 2025
Total Revenue (millions)	$136.0 - $140.0	$575.0 - $585.0
Non-GAAP Operating Loss (millions)	($11.0) - ($7.0)	($15.0) - ($9.0)
Non-GAAP Net Loss per share (5)(6)	($0.09) - ($0.05)	($0.15) - ($0.09)
A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future and cannot be reasonably determined or predicted at this time, although it is important to note that these factors could be material to Fastly’s future GAAP financial results.

Conference Call Information
Fastly will host an investor conference call to discuss its results at 1:30 p.m. PT / 4:30 p.m. ET on Wednesday, February 12, 2025.

Date: Wednesday, February 12, 2025
Time: 1:30 p.m. PT / 4:30 p.m. ET
Webcast: https://investors.fastly.com
Dial-in: 888-330-2022 (US/CA) or 646-960-0690 (Intl.)
Conf. ID#: 7543239

Please dial in at least 10 minutes prior to the 1:30 p.m. PT start time. A live webcast of the call will be available at https://investors.fastly.com where listeners may log on to the event by selecting the webcast link under the “Quarterly Results” section.

A telephone replay of the conference call will be available at approximately 5:00 p.m. PT, February 12 through February 19, 2025 by dialing 800-770-2030 or 609-800-9909 and entering the passcode 7543239.

About Fastly, Inc.
Fastly’s powerful and programmable edge cloud platform helps the world’s top brands deliver online experiences that are fast, safe, and engaging through edge compute, delivery, security, and observability offerings that improve site performance, enhance security, and empower innovation at global scale. Compared to other providers, Fastly’s powerful, high-performance, and modern platform architecture empowers developers to deliver secure websites and apps with rapid time-to-market and demonstrated, industry-leading cost savings. Organizations around the world trust Fastly to help them upgrade the internet experience, including Reddit, Neiman Marcus, Universal Music Group, and SeatGeek. Learn more about Fastly at https://www.fastly.com, and follow us @fastly.

Forward-Looking Statements

This press release contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us on the date of this press release. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance, including our outlook and guidance; our operating performance; our ability to innovate; the velocity and success of our products and product enhancements; the capabilities of Fastly Bot Management, Fastly DDoS Protection, Fastly AI Accelerator, Fastly Object Storage, and Log Explorer & Insights; expectations regarding customer experiences with Fastly's in-app purchases; our customer acquisition and go-to-market efforts; our ability to monetize; and our ability to deliver on our long-term strategy. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (“SEC”), including in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024. Additional information will also be set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss), non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss) and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, net gain on extinguishment of debt, impairment expense and amortization of debt discount and issuance costs.

Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, impairment expense, other expense, net, and income taxes.

Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Executive Transition Costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Impairment Expense: consists of charges related to our long-lived assets. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Expense, Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Restructuring Charges: consists primarily of employee-related severance and termination benefits related to management's restructuring plan that resulted in a reduction in our workforce. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-Based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this press release.
Key Metrics
1 Our number of customers is calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the current quarter. Our enterprise customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four.
2 We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
3 Remaining performance obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied.
4 Annual Revenue Retention rate is calculated by first calculating "Annual Revenue Churn", which is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us, (a "Churned Customer") by the number of months remaining in the same calendar year. Our ARR rate is calculated by subtracting the quotient of the Annual Revenue

Churn from all of our Churned Customers from which we recognized revenue during the last quarter of the prior year divided by our annual revenue of the same calendar year from 100%. Our ARR was 99.0%, down 0.2% year-over-year.
5 Non-GAAP Net Loss per share is calculated as Non-GAAP Net Loss divided by weighted average basic shares for 2025.
6 Assumes weighted average basic shares outstanding of 143.4 million in Q1 2025 and 147.1 million for the full year 2025.

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended December 31,		Year ended December 31,
	2024	2023	2024	2023
Revenue	$140,579	$137,777	$543,676	$505,988
Cost of revenue(1)	65,516	62,003	247,738	239,660
Gross profit	75,063	75,774	295,938	266,328
Operating expenses:
Research and development(1)	32,742	38,270	137,980	152,190
Sales and marketing(1)	50,050	48,662	198,610	191,773
General and administrative(1)	26,154	31,426	113,399	116,077
Impairment expense	448	—	4,144	4,316
Restructuring charges	—	—	9,720	—
Total operating expenses	109,394	118,358	463,853	464,356
Loss from operations	(34,331)	(42,584)	(167,915)	(198,028)
Net gain on extinguishment of debt	1,365	15,656	1,365	52,416
Interest income	3,267	4,584	14,871	18,186
Interest expense	(1,231)	(744)	(2,747)	(4,051)
Other expense, net	(815)	(763)	(1,028)	(1,832)
Loss before income tax expense (benefit)	(31,745)	(23,851)	(155,454)	(133,309)
Income tax expense (benefit)	1,141	(465)	2,604	(221)
Net loss	$(32,886)	$(23,386)	$(158,058)	$(133,088)
Net loss per share attributable to common stockholders, basic and diluted	$(0.23)	$(0.18)	$(1.14)	$(1.03)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	141,085	131,843	138,099	128,770

__________

(1)Includes stock-based compensation expense as follows:

	Three months ended December 31,		Year ended December 31,
	2024	2023	2024	2023
Cost of revenue	$1,910	$3,278	$8,644	$11,656
Research and development	7,922	12,019	33,606	47,827
Sales and marketing	7,047	8,060	29,061	33,703
General and administrative	8,066	12,090	36,619	43,117
Total	$24,945	$31,418	$107,930	$136,303

Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, unaudited)

	Three months ended December 31,		Year ended December 31,
	2024	2023	2024	2023
Gross profit
GAAP gross profit	$75,063	$75,774	$295,938	$266,328
Stock-based compensation	1,910	3,278	8,644	11,656
Amortization of acquired intangible assets	2,475	2,475	9,900	9,900
Non-GAAP gross profit	$79,448	$81,527	$314,482	$287,884
GAAP gross margin	53.4%	55.0%	54.4%	52.6%
Non-GAAP gross margin	56.5%	59.2%	57.8%	56.9%

Research and development
GAAP research and development	$32,742	$38,270	$137,980	$152,190
Stock-based compensation	(7,922)	(11,728)	(33,606)	(45,840)
Executive transition costs	—	(385)	—	(2,791)
Non-GAAP research and development	$24,820	$26,157	$104,374	$103,559

Sales and marketing
GAAP sales and marketing	$50,050	$48,662	$198,610	$191,773
Stock-based compensation	(7,047)	(8,060)	(29,061)	(33,703)
Amortization of acquired intangible assets	(2,299)	(2,300)	(9,200)	(10,026)
Non-GAAP sales and marketing	$40,704	$38,302	$160,349	$148,044

General and administrative
GAAP general and administrative	$26,154	$31,426	$113,399	$116,077
Stock-based compensation	(8,066)	(12,090)	(36,619)	(43,117)
Non-GAAP general and administrative	$18,088	$19,336	$76,780	$72,960

Operating loss
GAAP operating loss	$(34,331)	$(42,584)	$(167,915)	$(198,028)
Stock-based compensation	24,945	35,156	107,930	134,316
Restructuring charges	—	—	9,720	—
Executive transition costs	—	385	—	2,791
Amortization of acquired intangible assets	4,774	4,775	19,100	19,926
Impairment expense	448	—	4,144	4,316
Non-GAAP operating loss	$(4,164)	$(2,268)	$(27,021)	$(36,679)

Net loss
GAAP net loss	$(32,886)	$(23,386)	$(158,058)	$(133,088)
Stock-based compensation	24,945	35,156	107,930	134,316
Restructuring charges	—	—	9,720	—
Executive transition costs	—	385	—	2,791
Amortization of acquired intangible assets	4,774	4,775	19,100	19,926
Net gain on extinguishment of debt	(1,365)	(15,656)	(1,365)	(52,416)
Impairment expense	448	—	4,144	4,316
Amortization of debt discount and issuance costs	318	456	1,379	2,477
Non-GAAP net income (loss)	$(3,766)	$1,730	$(17,150)	$(21,678)

Non-GAAP net income (loss) per common share — basic and diluted	$(0.03)	$0.01	$(0.12)	$(0.17)
Weighted average basic common shares	141,085	131,843	138,099	128,770
Weighted average diluted common shares	141,085	141,162	138,099	128,770

Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, unaudited) (continued)

	Three months ended December 31,		Year ended December 31,
	2024	2023	2024	2023
Reconciliation of GAAP to Non-GAAP diluted shares
GAAP diluted shares	141,085	131,843	138,099	128,770
Other dilutive equity awards	—	9,319	—	—
Non-GAAP diluted shares	141,085	141,162	138,099	128,770
Non-GAAP diluted net income (loss) per share	(0.03)	0.01	(0.12)	(0.17)

	Three months ended December 31,		Year ended December 31,
	2024	2023	2024	2023
Adjusted EBITDA
GAAP net loss	$(32,886)	$(23,386)	$(158,058)	$(133,088)
Stock-based compensation	24,945	35,156	107,930	134,316
Restructuring charges	—	—	9,720	—
Executive transition costs	—	385	—	2,791
Net gain on extinguishment of debt	(1,365)	(15,656)	(1,365)	(52,416)
Impairment expense	448	—	4,144	4,316
Depreciation and other amortization	13,911	13,727	54,535	52,139
Amortization of acquired intangible assets	4,774	4,775	19,100	19,926
Amortization of debt discount and issuance costs	318	456	1,379	2,477
Interest income	(3,267)	(4,584)	(14,871)	(18,186)
Interest expense	913	288	1,368	1,574
Other expense, net	815	763	1,028	1,832
Income tax expense (benefit)	1,141	(465)	2,604	(221)
Adjusted EBITDA	$9,747	$11,459	$27,514	$15,460

Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	As of December 31, 2024	As of December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$286,175	$107,921
Marketable securities, current	9,707	214,799
Accounts receivable, net of allowance for credit losses	115,988	120,498
Prepaid expenses and other current assets	28,325	20,455
Total current assets	440,195	463,673
Property and equipment, net	179,097	176,608
Operating lease right-of-use assets, net	50,433	55,212
Goodwill	670,356	670,356
Intangible assets, net	42,876	62,475
Marketable securities, non-current	—	6,088
Other assets	68,402	90,779
Total assets	$1,451,359	$1,525,191
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,044	$5,611
Accrued expenses	41,622	61,818
Finance lease liabilities, current	2,328	15,684
Operating lease liabilities, current	25,155	24,042
Other current liabilities	29,307	40,539
Total current liabilities	104,456	147,694
Long-term debt	337,614	343,507
Finance lease liabilities, non-current	—	1,602
Operating lease liabilities, non-current	39,561	48,484
Other long-term liabilities	4,478	4,416
Total liabilities	486,109	545,703
Stockholders’ equity:
Common stock	3	3
Additional paid-in capital	1,958,157	1,815,245
Accumulated other comprehensive loss	(100)	(1,008)
Accumulated deficit	(992,810)	(834,752)
Total stockholders’ equity	965,250	979,488
Total liabilities and stockholders’ equity	$1,451,359	$1,525,191

Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended December 31,		Year ended December 31,
	2024	2023	2024	2023
Cash flows from operating activities:
Net loss	$(32,886)	$(23,386)	$(158,058)	$(133,088)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation expense	13,786	13,587	54,037	51,602
Amortization of intangible assets	4,900	4,899	19,599	20,424
Non-cash lease expense	5,655	5,451	22,474	22,678
Amortization of debt discount and issuance costs	316	456	1,377	2,476
Amortization of deferred contract costs	4,746	4,295	18,623	15,548
Stock-based compensation	24,945	35,447	107,930	136,303
Deferred income taxes	893	(900)	1,793	(900)
Provision for credit losses	1,434	714	3,834	2,025
Loss on disposals of property and equipment	96	—	540	505
Amortization of discounts on investments	(507)	(990)	(3,973)	(646)
Impairment of operating lease right-of-use assets	—	156	371	744
Impairment expense	448	—	4,144	4,316
Net gain on extinguishment of debt	(1,365)	(15,656)	(1,365)	(52,416)
Other adjustments	(897)	905	(814)	648
Changes in operating assets and liabilities:
Accounts receivable	(622)	(22,590)	676	(32,945)
Prepaid expenses and other current assets	(207)	4,107	(7,627)	8,709
Other assets	(4,140)	(6,868)	(11,869)	(23,137)
Accounts payable	(3,903)	(876)	611	382
Accrued expenses	1,220	(1,603)	(2,922)	(7,856)
Operating lease liabilities	(7,200)	(5,137)	(26,541)	(22,074)
Other liabilities	(1,492)	612	(6,434)	7,064
Net cash provided by (used in) operating activities	5,220	(7,377)	16,406	362
Cash flows from investing activities:
Purchases of marketable securities	—	(59,142)	(155,099)	(132,233)
Sales of marketable securities	—	24,850	—	25,625
Maturities of marketable securities	81,480	5,642	371,189	433,767
Advance payment for purchase of property and equipment	—	—	(790)	—
Purchases of property and equipment	(4,969)	(2,693)	(10,330)	(10,976)
Proceeds from sale of property and equipment	—	—	24	49
Capitalized internal-use software	(5,602)	(5,902)	(26,094)	(21,292)
Net cash provided by (used in) investing activities	70,909	(37,245)	178,900	294,940
Cash flows from financing activities:
Payments of debt issuance costs	(5,729)	—	(5,729)	—
Cash paid for debt extinguishment	—	(113,606)	—	(310,540)
Repayments of finance lease liabilities	(2,554)	(5,932)	(14,958)	(27,175)
Payment of deferred consideration for business acquisitions	—	—	(3,771)	(4,393)
Proceeds from exercise of vested stock options	805	161	1,115	2,169
Proceeds from employee stock purchase plan	161	1,550	6,244	8,559
Net cash used in financing activities	(7,317)	(117,827)	(17,099)	(331,380)
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	(151)	70	(103)	608
Net increase (decrease) in cash, cash equivalents, and restricted cash	68,661	(162,379)	178,104	(35,470)
Cash, cash equivalents, and restricted cash at beginning of period	217,514	270,450	108,071	143,541
Cash, cash equivalents, and restricted cash at end of period	286,175	108,071	286,175	108,071
Reconciliation of cash, cash equivalents, and restricted cash as shown in the statements of cash flows:
Cash and cash equivalents	286,175	107,921	286,175	107,921
Restricted cash, current	—	150	—	150
Total cash, cash equivalents, and restricted cash	$286,175	$108,071	$286,175	$108,071

Free Cash Flow
(in thousands, unaudited)

	Three months ended December 31,		Year ended December 31,
	2024	2023	2024	2023
Net cash provided by (used in) operating activities	$5,220	$(7,377)	$16,406	$362
Capital expenditures(1)	(13,125)	(14,527)	(51,358)	(59,394)
Advance payment for purchase of property and equipment(2)	—	—	(790)	—
Free Cash Flow	$(7,905)	$(21,904)	$(35,742)	$(59,032)
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)In the year ended December 31, 2024, we received $14.6 million of capital equipment that was prepaid prior to the current year, as reflected in the supplemental disclosure of our statement of cash flows.

Contacts
Investor Contact
Vernon Essi, Jr.
ir@fastly.com

Media Contact
Spring Harris
press@fastly.com

Source: Fastly, Inc.